UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)

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TILRAY, INC.
(Name of Registrant as Specified in Its Charter)

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This Schedule 14A filing consists of the following press release (the “Press Release”) from Tilray, Inc., a Delaware corporation (“Tilray”), relating to Tilray’s Special Meeting of Stockholders held on July 29, 2021. This Schedule 14A should be read in conjunction with the proxy statement filed with the U.S. Securities and Exchange Commission on or about June 25, 2021.

The Press Release was first used or made available on July 29, 2021.

TILRAY ANNOUNCES ADJOURNMENT OF SPECIAL MEETING OF STOCKHOLDERS TO AUGUST 19, 2021

Preliminary assessment of votes already cast points to overwhelming support for both the Authorized Shares Proposal and the Governance Proposals

Tilray urges stockholders to vote immediately in support of long-term value creation

NEW YORK & LEAMINGTON, Ontario--(BUSINESS WIRE)--Tilray, Inc. (“Tilray” or the “Company”) (NASDAQ | TSX: TLRY), a leading global cannabis-lifestyle and consumer packaged goods company, today convened and then adjourned the Special Meeting of Stockholders intended to approve two shareholder proposals: (1) a proposal to increase the authorized number of shares of common stock (“Authorized Shares Proposal”); and (2) a number of governance enhancements to increase stockholder rights (the “Governance Proposals”). The Special Meeting was adjourned to August 19, 2021, at 11:00 a.m. Eastern Time.

Based on a preliminary assessment of votes received by the Company’s proxy solicitor, the overwhelming majority of votes cast to date support both the Authorized Shares Proposal and the Governance Proposals. The adjournment of the Special Meeting is intended to provide Tilray with additional time to solicit proxies to ensure that all Tilray stockholders have an opportunity to make their voices heard.

“The level of support we have received from stockholders thus far affirms that participating shareholders strongly support the two proposals,” said Irwin D. Simon, Tilray’s Chairman and Chief Executive Officer. “This support is logical, as the Authorized Shares Proposal is a critical part of our strategy to capture market share and drive profitable growth and the Governance Proposals are aimed at providing our stockholders more rights to hold management and the Board accountable.”

Mr. Simon continued, “We urge stockholders who have not yet voted to participate in the success of their investment in Tilray by voting FOR all proposals on the agenda for the Special Meeting. By doing so, stockholders will be actively participating in Tilray’s ability to capitalize on substantial growth opportunities, expand and generate strong performance, increase stockholder rights and, ultimately, drive stockholder value. No matter how many or how few shares you own, your participation is vital to our success.”

The approval of the Authorized Shares Proposal requires the affirmative vote of holders of at least a majority of the voting power of shares outstanding and entitled to vote.  The record date for the adjourned Special Meeting remains June 22, 2021. Stockholders who have already voted do not need to recast their votes unless they wish to change their vote. Stockholders who have not already voted or wish to change their vote are strongly encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

If you have any questions, or need any assistance in voting your shares, please contact Morrow Sodali LLC at (833) 497-7395 toll-free in the U.S. and Canada, or (203) 658-9400 or by email at TLRY@info.morrowsodali.com.

HELP TILRAY GROW!
VOTE “FOR” TODAY!

About Tilray

Tilray, Inc. is a leading global cannabis-lifestyle and consumer packaged goods company with operations in Canada, the United States, Europe, Australia, and Latin America that is changing people’s lives for the better – one person at a time – by inspiring and empowering the worldwide community to live their very best life by providing them with products that meet the needs of their mind, body, and soul and invoke a sense of wellbeing. Tilray’s mission is to be the trusted partner for its patients and consumers by providing them with a cultivated experience and health and wellbeing through high-quality, differentiated brands and innovative products. A pioneer in cannabis research, cultivation, and distribution, Tilray’s unprecedented production platform supports over 20 brands in over 20 countries, including comprehensive cannabis offerings, hemp-based foods, and alcoholic beverages.

For more information about Tilray, Inc., visit: http://www.Tilray.com

Forward-Looking Statements

Certain statements in this communication that are not historical facts constitute forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be subject to the “safe harbor” created by those sections and other applicable laws. Forward-looking statements can be identified by words such as “forecast,” “future,” “should,” “could,” “enable,” “potential,” “contemplate,” “believe,” “anticipate,” “estimate,” “plan,” “expect,” “intend,” “may,” “project,” “will,” “would” and the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the need for an increase in authorized shares of common stock from 743,333,333 shares to 990,000,000 shares and the potential negative impacts to the company if the corresponding proposal is not approved. Certain material factors, estimates, goals, projections or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to the Company or that the Company deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. For a more detailed discussion of these risks and other factors, see the most recently filed annual information form of Aphria and the Annual Report on Form 10-K (and other periodic reports filed with the SEC) of Tilray made with applicable securities regulatory authorities and available on SEDAR and EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and the Company does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

Contacts

For media inquiries, please contact:
Berrin Noorata
news@tilray.com

For investor inquiries, please contact:
Raphael Gross 203-682-8253
Raphael.Gross@icrinc.com